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                                                                   EXHIBIT 10.62

                       SECOND AMENDMENT TO AGREEMENT FOR
                PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS
                -----------------------------------------------

          This Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (this "Second Amendment") is made as of September 5, 1997 by and between Kilroy Realty, L.P., a Delaware limited partnership ("Buyer") and Mission Square Partners, a California general partnership ("Seller") with respect to the following:

                               R E C I T A L S :
                               - - - - - - - -

          A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions providing for the sale of 3750 University Avenue, Riverside, California as amended by that certain First Amendment to the same dated as of August 22, 1997 (collectively, the "Agreement");

          B. Buyer and Seller anticipate that additional time will be required to complete Buyer's review of the Property;

          C. Seller and Buyer desire to amend the Agreement to provide for such additional time.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

          1. Notwithstanding anything in the Agreement to the contrary, (a) the Contingency Date provided for in the Agreement is hereby extended to September 19, 1997 and (b) the Closing Date shall not be prior to September 22, 1997.

          2. Except as set forth in this Second Amendment, the provisions of the Agreement remain unmodified and in full force and effect. If any provision of this Second Amendment conflicts with any provision of the Agreement, the provisions of this Second Amendment shall prevail.

          3. Any capitalized terms which are not defined in this Second Amendment shall have the meaning provided for in the Agreement.
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          4.  This Second Amendment may be signed in counterparts, including facsimile counterparts, which, when signed by both Buyer and Seller, shall constitute a binding agreement.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first written above.

     "Buyer"                  KILROY REALTY, L.P.,
                              a Delaware limited partnership

                              By:  /s/ Jeffrey C. Hawken
                                 ------------------------------
                                 Name:  Jeffrey C. Hawken
                                      -------------------------
                                 Title:  E.V.P. and C.O.O.
                                       ------------------------

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     "Seller"                 MISSION SQUARE PARTNERS,
                              a California general partnership

                              By: The Betty L. Hutton Title Holding Company,
                                  Inc., (formerly known as The Betty L. Hutton
                                  Company),
                                  its general partner

                                  By: /s/ Thomas C. Parker
                                     ------------------------------
                                     Name:  Thomas C. Parker
                                          -------------------------
                                     Title:  C.E.O.
                                           ------------------------

                              By: BB&K Mission Square Partners, a California
                                  general partnership,
                                  its general partner

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

Acknowledgment by Escrow Holder:
-------------------------------

          First American Title Insurance Company hereby acknowledges the terms of this Second Amendment.

Dated:_______________, 1997   FIRST AMERICAN TITLE INSURANCE COMPANY

                              By:
                                 ----------------------------------
                                 Its Authorized Agent


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